Capital Management (Tables)	12 Months Ended
Mar. 31, 2026
Disclosure of notes and other explanatory information [Abstract]
Disclosure of Net Debt

	March 31, 2026	March 31, 2025
	$	$
Total liabilities	89,255	244,075
Less: cash and cash equivalents	64,690	137,921
Less: marketable securities	—	554
Less: short term investments	52,213	—

Net debt (cash)	(27,648)	105,600

Total equity	511,832	608,591
Net debt (cash) to equity ratio	(0.05)	0.17